Exhibit 10.1

FIRST AMENDMENT, dated as of March 21, 2007 (this “Amendment”), to the FIVE-YEAR CREDIT AGREEMENT (the “Credit Agreement”) dated as of October 25, 2005, among THE VALSPAR CORPORATION, a Delaware corporation (the “Company”); the BORROWING SUBSIDIARIES from time to time party thereto; the LENDERS from time to time party hereto; JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”); J.P. MORGAN EUROPE LIMITED, as London Agent; J.P. MORGAN AUSTRALIA LIMITED (ABN 52 002 888011), as Australian Agent; and BARCLAYS BANK PLC, as Syndication Agent.

WITNESSETH:

WHEREAS, the Lenders have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth in the Credit Agreement.

WHEREAS, pursuant to Section 9.02(c) of the Credit Agreement, the Company has requested that the Multicurrency Tranche Commitments of the Lenders be increased by $100,000,000 in the aggregate (the “Facility Increase”), and each Person executing this Amendment as an incremental lender (each, an “Incremental Lender”) has agreed to extend, effective as of the Effective Date and subject to the terms and conditions of this Amendment and the Credit Agreement, Multicurrency Tranche Commitments for that portion of the Facility Increase applicable to such Incremental Lender as set forth on Schedule A hereto (collectively, the “Incremental Commitments”).

WHEREAS, each Incremental Lender that is not already a Lender under the Credit Agreement on the Effective Date (each such Lender, a “New Incremental Lender”) has agreed to become a party to the Credit Agreement and to assume the rights and obligations of a Lender thereunder.

WHEREAS, proceeds of Loans pursuant to the Facility Increase will be used for working capital and general corporate purposes.

WHEREAS, the Incremental Lenders, the Administrative Agent and the Issuing Bank are willing, on the terms and subject to the conditions set forth herein, to amend the Credit Agreement to reflect the foregoing.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2. Incremental Lenders. (a) Each Incremental Lender that is already a Lender under the Credit Agreement hereby agrees, effective as of the Effective Date (as defined below), to extend an Incremental Commitment in the amount set forth opposite its name on Schedule A hereto.

(b) Each New Incremental Lender hereby agrees, effective as of the Effective Date, (i) to become a party to the Credit Agreement with the result that such New Incremental Lender shall have the rights and obligations of a Lender thereunder with the same force and effect as if originally named therein as a Lender therein and (ii) to extend an Incremental Commitment in the amount set forth opposite its name on Schedule A hereto.

SECTION 3. Amendment to Introductory Paragraph. Effective as of the Effective Date, the reference to “$500,000,000” in the first introductory paragraph of the Credit Agreement is hereby replaced with “$600,000,000”.

SECTION 4. Amendment of Section 1.01. Effective as of the Effective Date, Section 1.01 of the Credit Agreement is hereby amended by:

(a) replacing the last sentence of the definition of “Multicurrency Tranche Commitment” with “The aggregate amount of the Multicurrency Tranche Commitments on the First Amendment Effective Date is US$550,000,000.”; and

(b) inserting the following definition in the appropriate alphabetical order therein:

“ ‘First Amendment Effective Date’ means the date upon which the First Amendment to this Agreement, dated as of March 21, 2007, becomes effective in accordance with its terms.”.

SECTION 5. Amendment to Schedule 2.01. Effective as of the Effective Date, Schedule 2.01 to the Credit Agreement is hereby amended to reflect the Incremental Commitments of the Incremental Lenders, as set forth on Schedule A hereto.

SECTION 6. Australian Tranche Commitments. The aggregate amount of the Australian Tranche Commitments under the Credit Agreement are not amended or increased by this Amendment.

SECTION 7. Representations and Warranties of the Company. The Company hereby represents and warrants to each Incremental Lender, the Administrative Agent and the Issuing Bank that, as of the Effective Date and after giving effect to this Amendment and any Borrowing that may occur on such date:

(a) The representations and warranties of the Company set forth in Article III of the Credit Agreement (other than that set forth in Section 3.04(b) thereof) are true and correct.

(b) Since October 27, 2006, there has been no Material Adverse Effect.

(c) This Amendment has been duly authorized, executed and delivered by the Company, each Borrowing Subsidiary and each Subsidiary Guarantor. Each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of the Company, each Borrowing Subsidiary and (with respect to this Amendment alone) each Subsidiary Guarantor, enforceable against each such party in accordance with its terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors’ rights generally.

(d) No Default or Event of Default has occurred or is continuing.

SECTION 8. Representations and Warranties and Agreements of the Incremental Lenders. Each Incremental Lender that is already a Lender under the Credit Agreement represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment. Each New Incremental Lender: (a) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to become a Lender under the Credit Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment independently and without reliance upon the Administrative Agent or any existing Lender; (c) confirms that it will independently and without reliance upon the Administrative Agent or any existing Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) agrees that it will perform, in accordance with the terms of the Credit Agreement, all the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (e) authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Credit Agreement, together with such actions and powers as are reasonably incidental thereto.

SECTION 9. Conditions to Effectiveness. The terms of this Amendment shall become effective as of the date on which the following conditions are satisfied (the “Effective Date”):

(a) The Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Company, the Borrowing Subsidiaries, the Subsidiary Guarantors, the Incremental Lenders, the Administrative Agent and the Issuing Bank.

(b) The representations and warranties of the Company set forth in Section 7 hereof shall be true and correct and the Administrative Agent shall have received a certificate dated as of the Effective Date and signed by a principal financial officer of the Company to such effect.

(c) The Administrative Agent shall have received a favorable written opinion of Lindquist & Vennum, PLLP, special counsel for the Company, dated the Effective Date and in form and substance satisfactory to the Administrative Agent.

(d) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each of the Borrowers and the Subsidiary Guarantors, the authorization of this Amendment and any other legal matters relating to the Borrowers, the Subsidiary Guarantors and this Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel.

(e) All fees payable and expenses reimbursable in connection with this Amendment (including the fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent) shall have been paid or shall simultaneously be paid in full, to the extent invoiced.

The Administrative Agent shall notify the Company and the Incremental Lenders of the Effective Date, and such notice shall be conclusive and binding.

Notwithstanding the foregoing, this Amendment shall not become effective unless each of the foregoing conditions shall have been satisfied at or prior to 5:00 p.m., New York City time, on March 21, 2007.

SECTION 10. Approval of the Issuing Bank. Effective upon the Effective Date, the Issuing Bank hereby approves each Person acting as an Incremental Lender.

SECTION 11. Consent of Subsidiary Guarantors and the Company. (a) Each Subsidiary Guarantor hereby consents to this Amendment and the transactions contemplated hereby and confirms its respective guarantees and other agreements, as applicable, under each of the Loan Documents to which it is party, and agrees that notwithstanding the effectiveness of this Amendment and the consummation of the transactions contemplated thereby, such guarantees and other agreements shall continue to be in full force and effect and shall accrue to the benefit of the Lenders under the Credit Agreement as amended hereby.

(b) For the avoidance of doubt, the Company, in its capacity as guarantor under Article VIII of the Credit Agreement, hereby confirms that, notwithstanding the effectiveness of this Amendment and the consummation of the transactions contemplated hereby, its Guarantee under such Article VIII continues to be in full force and effect and shall accrue to the benefit of the Lenders under the Credit Agreement as amended hereby.

SECTION 12. Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

SECTION 13. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic image scan shall be effective as delivery of a manually executed counterpart hereof.

SECTION 14. Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel to the Administrative Agent.

SECTION 15. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms “Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby. For the avoidance of doubt, this Amendment shall be treated as a “Loan Document”, as such term is defined in the Credit Agreement.

[remainder of page intentionally blank – signature page is the next page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

THE VALSPAR CORPORATION,

by:

Name: Title:

THE VALSPAR (SWITZERLAND) HOLDING CORPORATION A.G.,

by:

Name: Title:

THE VALSPAR (UK) HOLDING CORPORATION LTD.,

by:

Name: Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO VALSPAR CREDIT AGREEMENT]

EXECUTED by VALSPAR
(AUSTRALIA) HOLDINGS PTY
LIMITED in accordance with section
127(1) of the Corporations Law by
authority of its directors in the presence of:

Signature of witness

Name of witness (block letters)

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Signature of director Name of director (block letters) Signature of director Name of director (block letters)

[SIGNATURE PAGE TO FIRST AMENDMENT TO VALSPAR CREDIT AGREEMENT]

ENGINEERED POLYMER SOLUTIONS, INC., as a Subsidiary Guarantor,

by:

Name: Title:

VALSPAR FINANCE CORPORATION, as a Subsidiary Guarantor,

by:

Name: Title:

VALSPAR COATINGS FINANCE CORPORATION, as a Subsidiary Guarantor,

by:

Name: Title:

VALSPAR SOURCING, INC., as a Subsidiary Guarantor,

by:

Name: Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO VALSPAR CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent and Issuing Bank,

by:

Name: Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO VALSPAR CREDIT AGREEMENT]

Name Of Institution:
as an Incremental Lender,

by:

Name: Title:

For any Incremental Lender that requires a second signature line:

by:

Name: Title: